OTC Pink: XPWR Leading the World in Wind - Powered Distributed Energy & Power Efficiency OTC: XPWR Corporate Presentation www.xzeres.com www.xzeresenergy.com

OTC Pink: XPWR 2 The information provided herein may include forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Exchange Act of 1934, as amended and such forward - looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. XZERES Corp. claims the protection of the safe - harbor for forward - looking statements contained in the Reform Act. These "Forward - looking statements" are largely based on our current expectations and projections about future events and financial trends affecting the financial condition of our business. Such forward - looking statements include, in particular, projections about our future results included in our Exchange Act reports, statements about our plans, strategies, business prospects, changes and trends in our business and the markets in which we operate. These forward - looking statements may be identified by the use of terms and phrases such as "anticipates", "believes", "can", "could", "estimates", "expects", “goals”, "forecasts", “hopes”, "intends", "may", "plans", "projects", "targets", "will", and similar expressions or variations of these terms and similar phrases. Additionally, statements concerning future matters such as new business models, new products, product enhancements, new technologies, sales levels, expense levels and other statements regarding matters that are not historical are forward - looking statements. Management cautions that these forward - looking statements relate to future events or our future financial performance and are subject to business, economic, regulatory and other risks and uncertainties, both known and unknown, that may cause actual results, levels of activity, performance or achievements of our business or our industry to be materially different from those expressed or implied by any forward - looking statements . These forward - looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, including without limitation, the following: (a) new business models may be more difficult and/or take longer than anticipated, may be more costly than anticipated and may have unanticipated adverse effects relating to the Company's business; (b) the challenge of compensating and retaining key employees; (c) the impact on the Company and our customers from the current domestic and international economic, geo - political and financial market conditions; (d) the success of our new products and new business models in achieving their expected benefits; (e) to perform as expected without material defects; (f) to be qualified and accepted by our customers, (g) to successfully compete with products, systems, technologies and services offered by our competitors; (h) we may not be successful in undertaking the steps currently planned in order to further develop the business; and ( i ) other risks and uncertainties described in our filings with the Securities and Exchange Commission . Neither XZERES Corp. management nor any other person assumes responsibility for the accuracy and completeness of the forward - looking statements. All forward - looking statements in this press release are made as of the date hereof, based on information available to us as of the date hereof, and subsequent facts or circumstances may contradict, obviate, undermine, or otherwise fail to support or substantiate such statements. We caution you not to rely on these statements without also considering the risks and uncertainties associated with these statements and our business that are addressed in our filings with the Securities and Exchange Commission that are available on the SEC's web site located at www.sec.gov. Certain information included in this press release may supersede or supplement forward - looking statements in our other Exchange Act reports filed with the SEC. We assume no obligation to update any forward - looking statement to conform such statements to actual results or to changes in our expectations, except as required by applicable law or regulation . Important Cautions Regarding Forward Looking Statements XZERES KiloWatt Master Auto Range 4000 XZERES 442SR

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OTC Pink: XPWR 3 XZERES Corp is a global provider of distributed generation, best - in - class small wind power systems and power management solutions >9,000+ turbines in commercial and residential deployments worldwide Off - grid and grid - connected wind turbine systems (2.4kW and 10kW) Producer of energy efficient Power Management devices for the commercial and light industrial market 1,000+ power efficiency devices installed Who We Are… A diversified renewable & clean energy company Skystream 3.7 XZERES 442SR KiloWatt Master www.xzeres.jp www.xzeresenergy.com www.xzeres.com www.xzeres.co.uk

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4 Key Stats: XPWR Stock Price (9/6/13) $0.55 52 Week Low - High $0.10 - $0.93 Avg. Daily Vol. (3 mo.) 41,172 Shares Outstanding 29.2M Float (est.) 19.3M Insider Holdings ~14.6% Institutional Holdings ~2.5% Market Cap $15.5M Enterprise Value $20.2M EV/Revenue (ttm) 4.1x Total Revenue (ttm) $4.5M EPS (ttm) $(0.29) Cash (mrq) $0.0M Total Assets (mrq) $3.5M Total Debt (mrq) $3.2M Total Liabilities (mrq) $6.9M Data source: S&P Capital IQ (ttm) – trailing twelve months as of Feb. 28, 2013 (mrq) – most recent quarter as of Feb. 28, 2013 $1.5 $4.0 $4.5 FY11 FY12 FY13 Revenue Growth ($ millions)

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5 Proven, Patented, Industry - leading Technology & Products made in the USA Best - in - class 10kW system - High - efficiency, rugged with more than 8 years of field history and performance Best - in - class 2.4kW fully integrated wind - system with nearly a decade of field history and performance Competitive Advantage – Product Certifications – Industry trends continue to move toward standards and certification Designed for s uperior economic value proposition – Cost of Energy (COE) – Internal Rate of Return (IRR) – Annual Energy Production (AEP ) Modern State - of - the - Art Distributed Wind Power Systems XZERES Machines for Serious Power™

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Standard Wind Generator Units XZERES Skystream (2.4kW) XZERES 442SR (10kW) Diameter 12 ft (3.72 m) 23.6 ft (7.2 m) Swept area 115.7 (10.87 m2) 442 sq. ft. (41 m2) Rated Speed 25 mph (11 m/s) 25 mph (11 m/s) Cut - in Speed 8 mph (3.5m/s) 5 mph (2.2 m/s) Peak Power 2.4kW (13m/s) 12kW(14m/s) Blades 3 - blade , downwind 3 - blade, upwind Alternator 3 - phase, neodymium permanent magnet 3 - phase, neodymium permanent magnet Rated Annual Energy Output ( Actual output will vary based on site conditions & tower heights) 3,420 kWh 1,580 kWh Marine Units: XZERES 442SR - M (10kW) & XZERES Skystream (2.4kW) Marine - grade protective coatings and components Designed for high - salinity and high - humidity conditions Deployment in marine, estuary and coastal environments 6 Wind Turbine Product Portfolio

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OTC Pink: XPWR 7 Most Durable and efficient 10kW Turbine in its class/Peaks at 12.2kw Designed to meet global certifications and requirements Designed for on - grid or off - grid applications Military spec standard for coastal & marine environments Leading 10kW Wind Technology • MCS/NREL/NRTL Certified • IEC 61400 - 2 AWEA/BWEA Full Compliance • Alternator UL 1004 - 1 • Controller UL 508 • Inverter UL 1741 • CE Mark • Power Electronics Compliance Localized and remote Monitoring

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8 Patented and Patent Pending, the Skystream is one of the most tested and certified turbines in history. The Skystream 3.7 paved the way as the first compact, all - inclusive wind generator (with controls and inverter built in) designed to work in very low winds . Most w ell - known, iconic brand in the small wind industry Over 9,000 units installed worldwide 400+ worldwide dealer network - strong demand and substantial new project opportunities Produces energy at the same level as retail electricity without subsidies (< $.09/kWh) Leveraging existing supply chain and production expertise Retained key technical team members Highly Attractive Purchase Terms – Relative Asset Value – $650K Purchase price – Over $1.2M inventory value at cost (WIP and finished goods) – Product line revenue for 2012 = Approx $9m – Ability to integrate and leverage XZERES existing infrastructure – Included all production tooling, fixtures, IP and Patents – No assumption of liabilities, including warranties – Superb quality and R&D - Southwest had just completed engineering on improved and ready for market turbine – further increasing product’s value proposition Recent Acquisition (July 2013) – Skystream 2.4kW Wind Turbine

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9 Rapidly Growing Market with Global Applications : – Rural residential – Agriculture and irrigation – Micro - grid and island electrification – Remote electrification – Water filtration – Refrigeration – Communications – Telecom (cell towers) – International FiT Revenue Installed small wind turbine capacity to grow at 35% CAGR from 2012 to 3.8 GigaWatts worldwide by 2020 Global Distributed Wind - Energy Market A Fundamentally different business than utility - scale systems 1) World Wind Energy Association (WWEA) 2012 report - 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 12 13E 14E 15E 16E 17E 18E 19E 20E Strong Outlook for Growth in Cumulative Installed Small Wind Turbine Capacity 1 (Global, in GigaWatts )

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OTC Pink: XPWR Market Demand Drivers: Driven by Economics or a Fundamental Need for Power • Existing energy costs • Key Incentives – tax credits, grants, Feed - in - Tariffs • Rate of inflation • Expensive alternatives – e.g., diesel generation • Compelling economics for a wind turbine drive the customer decision Existing, electrified markets – Economic driven Remote, off - grid markets – Power needs driven • Access to power limited or non - existent • Alternatives expensive or unavailable • Smaller micro - grid systems ideal Additional Demand Drivers • Corporate sustainability initiatives • Climate awareness • Families ‘going green’

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11 Key Markets: Demand Drivers: Global Incentives Customer Portion 30% Federal Incentive 30% State Incentive 25% Tax Benefit of Depreciation 15% Customer Portion 40% Feed - in Tariff 60% Customer Portion 28% Feed - in Tariff 72% Customer Portion 17% Feed - in Tariff 83% Customer portion represents the percent of total capital cost customer pays out of pocket. For areas with a feed - in tariff (FIT), customer portion represents payback period in number of years (out of a 20 - year assumed useful life of the turbine). 30.5 % Greater incentives, improved financial economics (IRR), and increasing consumer and small business interest toward energy independence drive global expansion United States United Kingdom Italy Japan Payback Period: 6 Years Customer IRR : 13.5% 18% 17.2% 5 Y ears 6 Years 3.5 Years

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OTC Pink: XPWR 12 International Markets and Economic Drivers Asia - Japan New FIT scheduled for July 2012. 20 - 40% average CAGR to Customers Post Tsunami - zealous effort for renewable energy Asia – Vietnam Off - grid Access to Power - 1 billion people do not have power Asian Development Bank committing $ 2B per year Diesel generated electricity at $.70/kwh - Turbine IRR of 37% Centralized power is $.30/kwh and hampered by reliability problems – Numerous Applications; desalinization, water pumping and purification, ice plants etc. World bank / IMF / NGOs are electrifying the developing world with renewable power sources where none had existed creating global demand for wind systems The U.K. Compelling customer economics = 14 - 25% average CAGR returns Fast growing market = 160% growth in 2011 Limited competition with high - standard certification process (MCS) Italy Compelling customer economics = 15 - 25% average CAGR returns Aggressive Goals for Renewables – 26.4% of total consumption by 2020 Caribbean Many islands often utilizing diesel generation – at a cost of anywhere from $0.38kWh to more than $0.70kWh Compelling customer economics = 15 - 25% average CAGR returns

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13 FITCO – Partnering with Investors and Project Developers to Leverage Local Economics = Drive Higher Demand Investors and project developers offering attractive solutions to drive significant expansion in key feed - in - tariff markets XZERES Key Partnerships Prowind – experienced project developer – aggressive goals for 2014 targeting 1,000 XZERES 10kW systems. Key investors of Renewable Power Resources, LLC establishing new portfolio with committed funds to implement FIT projects utilizing XZERES turbines. First year target portfolio size of $100mil. XZERES Benefits Expect to sell significantly higher unit volumes to captive customer – better demand visibility and predictability Portfolio will have option to convert recurring (20yr) revenue stream into XZERES public stock (at attractive terms) – enabling XZERES to capture recurring revenue generation and drive further value creation for shareholders. Additional Details due out soon. $(400,000) $(200,000) $ - $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 Cumulative Cash Flow - 20yr Sample U.K. Market Scenario – 5 Systems

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14 Major Partnership with Prowind UK In June 2013, partnered with Prowind , a wind project developer, to build a large distributed wind investment portfolio utilizing the XZERES 10kW turbine Win - win portfolio model: The portfolio receives a 20 year recurring revenue stream from UK feed - in - tariff program Land owner receives distributed electricity produced on - site Prowind’s Stated Target volumes = 200 turbines in 2013 and 1,000 turbines for 2014 Wind power provides 10% of UK electricity needs, or 8.2GW of power – enough to power 4.5M homes

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OTC Pink: XPWR Example: UK FITCO Cobranded Marketing & PR Example PR UK FITCO Market

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16 XZERES Energy Power Efficiency Product Line Micro - processor /capacitor based power factor correction Targeting the underserved commercial & light industrial markets with proven technology Cost Saving by lowering demand charges measured in kW, and reducing line loss measured in kWh Typical Payback Period in under 24 months. Positive return to O&M Budget www.xzeresenergy.com

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XZERES KiloWatt Master Reduces Excess Current & Thermal Loss, Resulting in Cost Savings


Power Factor
Current
Reactive Power
Line Resistance
Thermal Losses
Overall Energy Cost

XZERES Energy PF Correction Reduces Power Costs

Added Benefit: Extends motor life

- Fewer Equipment Failures
- Increased Distribution Capacity
- Reduced CO_2 Emissions

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18 Power Efficiency Market Opportunities Commercial and Small Business Grocery Stores Department Stores Large Buildings – HVAC, Elevators Light Industrial Auto Shops Machine Shops - Compressors, Power Tools Metal Fabrication Shops Welding Shops Breweries Agriculture Irrigation Pumps Municipal and Industrial Schools Hospitals Factories Food Processing Plants Commercial $133 Residential $157 Utility Revenue (U.S., in Billions) Small Business Utility Customers: Over 22 million Commercial Utility Customers: Over 15 million Focusing on Commercial and Small Business Customers with Auto - Range product solutions Hotels and Motels Restaurants Gas Stations

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19 Power Factor Correction: Demand Drivers Increasing and ubiquitous use of poor power factor energy loads Motors (Air Conditioning, Refrigerators, Pumps, etc.) Computer Power Supplies All Transformer based lighting Increase in Air Conditioning Load • 56% of Residences had Air Conditioning in 1978 • 77 % had Air Conditioning in 2001 (Source: NY Times August 2, 2009) • Every Desktop computer has a 200 - 300 watt power supply that is a relatively large source of poor power quality • The new CFL’s that are replacing incandescent bulbs, while reducing KW load are increasing KVAR load. The effect on apparent power is not as great as on the real power . Some have a PF=. 54 CFLS Metal Halide Fluorescent Utility Companies Charge a Premium for Peak Demand Approximately 25% of Commercial Revenue is in the form of Demand Charges ¹ 1) Source: U.S. Energy Information Administration

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OTC Pink: XPWR 20 Multiple Sales Channels: Direct, Dealer, Projects & Enterprises (multiple unit sales ) Global Dealer and Distribution Network - vastly expanded with recent Skystream acquisition Dealer Advantages: Local, on - the - ground presence Installation and maintenance including planning and permitting support Local customer relationships Direct Sales Advantages: Supports the dealer channel Increased margin for internal sales Enhanced market presence and increased sales potential Focused in geographic areas where: Customer economics and/or needs are greatest Leveraging web - based marketing to achieve initial global reach and lead generation for direct and dealer distribution with multi - channel campaigns Globally deployed, internally supported sales professionals: North America, U.K., Continental Europe, India, Japan with future deployments in Eastern Europe, Asia, Middle East and Australia . Global Sales & Marketing United States www.xzeres.com United Kingdom www.xzeres.co.uk Europe North Africa India Japan www.xzeres.jp Vietnam Singapore

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21 Forward Execution Supply Logistics All key material suppliers now positioned to handle larger volumes for both wind and power efficiency Redundant sourcing in place for critical components Significant funding committed to inventory and work - in - process to ensure steady, high - volume material flow Sales/Delivery Cycle and Payment Terms 50% payment with order / balance before ship (or when arrive in port ) Average DSO less than 45 days Available inventory (finished goods) now in the UK

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22 Key Drivers for Margin Expansion Moving Past Prior Year Anomalies Expedited logistics – now completed Initial 10kW systems in the field upgraded and complete Geographic Mix and Product Mix Increased mix of international business should drive higher margins Increased mix of power efficiency product sales should drive improved margins Increased Order Volume Volume purchasing should provide leverage on material cost Recurring Revenue Opportunities Potential to earn long - term recurring FIT revenue

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23 Key Drivers - Revenue Expansion Prior Year Revenue Base of $ 4.5m Severely constrained due to working capital constraints Recent funding removes constraints with significant investment in inventory and supply chain Skystream Product Acquisition 2012 Revenues of Skystream approximately $ 9m Strong market demand (and substantial new project - based opportunities ) continue to exist FITCO Prowind’s forecast of1,000 unit goal is substantial 1,000 units = approx $80m in revenue ( fully installed price ) Other agents/partners ramping up efforts to offer same program Power Efficiency New marketing and sales programs accelerating New Markets on Horizon Japan , Vietnam, Caribbean and South Pacific

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24 Key Takeaways Rapidly growing international renewable and clean energy company Revenue drivers already positively impacting business – anticipate significant ramp in coming quarters Ability to capitalize on demand drivers with recent capital infusion Multi - billion dollar, global opportunity Broadened product portfolio with substantial Skystream product acquisition Major partnerships with key players is anticipated to drive significant FITCO opportunity Power Efficiency product line gaining sales traction Substantial Engineering staff and expertise – will continue to drive IP and Product strengths Global standards , certifications, and brand awareness provide XZERES strong competitive advantages

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25 Contact Us XZERES Corp 9025 SW Hillman Court Suite 3126 Wilsonville, OR 97070 Tel 503.388.7350 info@XZERES.com XZERES Wind Europe Suite 528, Equipoint , 1506 Coventry Road Birmingham B25 8AD UK Tel +44 (0)121 764 7036 Investor Relations Liolios Group, Inc. Ron Both Tel 949.574.3860 XPWR@liolios.com OTC: XPWR www.xzeres.com

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APPENDIX 26

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27 Key Management Frank P. Greco John McCoury Steven Shum Russell Woolsey Chris Lamonia CEO and President Chief Operating Officer Chief Financial Officer V.P. Marketing V.P. North American Business Development • Highly experienced small wind - industry veteran – led the growth of the industry’s most successful small wind company • Drove rapid sales, improved productivity, efficiency and profitability while generating multi - million dollar cost reductions • 34 - year career in general management, strategic planning, start - up leadership • Global customer and supplier relationships • Senior technology and operating executive with extensive experience in large, mid - size and startup companies in multiple industries including aerospace, alternative energy, systems integration and more. • Proven ability to manage engineering and product development from start to finish with subsequent product launch and management of strategic supplier base for volume production • Experienced investment and transaction professional and business advisor with a focus on early - stage, micro and small capitalization companies • Significant accounting and regulatory filing experience • Portfolio manager of Core Fund, L.P. • Marketing veteran with proven history of branding initiatives with fortune 500 companies • Technical sales and marketing application development with successful ROAS and customer acquisition and retention strategies for both traditional and modern marketing channels • Successfully brought to market next gen pmdd wind turbine technology in conjunction with NASA, NSF and NREL for leading global wind turbine manufacturer • Generated highest revenue for publically traded renewable energy integrators and manufacturers • Managed development of first behind the meter distributed wind projects in North America • Guest speaker and moderator at AWEA and WWEC. Board member of Green Lantern Capital

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28 Long - Term Energy Demand Outlook World electricity demand is projected to double between 2000 and 2030, growing at an annual rate of 2.4% - IAEA Source: EIA As global energy demand increases, renewable energy is playing an ever - increasing role

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29 Small Wind Turbine Market Benefiting from the Same High - Growth Factors Driving Large Wind Turbines Market Global energy costs increasing US retail price of electricity up 33% from 2003 to 2012 1 UK average cost of electricity up 86% from 2003 to 2009 2 Improved technology leading to significantly more efficient turbines Incentive programs General improvement in attitudes toward alternative energy 1) U.S. Department of Energy 2) UK Department of Energy & Climate Change 7.09 7.52 8.20 10.12 10.93 12.63 13.21 14.49 15.90 17.44 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 Rising Domestic Price of Electricity in UK (in Pence per KWh) 7.44 7.61 8.14 8.90 9.13 9.74 9.82 9.83 9.90 9.87 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 Rising Average Retail Price of Electricity in U.S. (in Cents per KWh) Based on 6 year energy inflation rate

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30 Recent Multi - Billion Dollar Boom in World’s Leading Wind Power Market The U.S. leads the world as the fastest growing wind power market 1 Cumulative wind capacity installed increased a record 13.1 GW from 2011 to a total of 60 GW in 2012 This growth represents $25 billion invested in wind power project installation in 2012 vs. a cumulative investment total of $122 billion since the beginning of the 1980s 2 For the first time ever, wind power provided the largest share of new electric capacity at 42% in 2012 Onshore U.S. wind resources could generate nearly 37 million gigawatt hours annually , more than 9x the current total U.S. electricity consumption . 2 0 10 20 30 40 50 60 70 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 Strong U.S. Growth in Cumulative Installed Wind Turbine Capacity 2 (in Gigawatts , GW) 1) The American Wind Energy Association . 2) U.S. Department of Energy “2012 Wind Technologies Market Report” August 2013. 3) The National Renewable Energy Laboratory. It took 25 years to reach cumulative wind capacity installed of 10 GW in 2006 It took only 6 years to reach cumulative wind capacity installed of 60GW in 2012

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XZERES 442SR 10kW- Comparing Product and Profit: UK Market

Value Proposition - A Compelling Investment in Wind Power

- WHAT YOU SEE IS NOT NECESSARILY WHAT YOU GET...
  - Rated power is a function of rotor swept area and turbine efficiency at a given wind speed
  - Rated power is not defined consistently across manufactures
  - However, rated power does not address total cost of per kWh or ROI
- THE PROOF IS IN THE COST OF ENERGY...
  - Cost of energy per kWh = total annual system cost (including amortization of tower, turbine, installation plus annual maintenance) / annual production
  - The XZERES 442SR has a lower total Cost of Energy than the competition
- ...AND MOST IMPORTANTLY, HIGHER RETURN ON INVESTMENT
  - Due to a lower Cost of Energy, the XZERES 442SR has a better ROI than the competition

Cost of Energy at 6 m/s



£0.0972
£0.1106
£0.1179
£0.1249
£0.1301
£0.1348
XZERES 442SR
Evoco
C&F11
Bergey
Gaia Wind
Aircon

Internal Rate of Return at 6 m/s



19.11%
18.86%
18.59%
15.86%
14.42%
14.27%
XZERES 442SR
Evoco
C&F11
Gaia Wind
Aircon
Bergey

Field Verified Wind Turbine Generator System Power Performance for the XZERES 442 Wind Turbine, 2012. Competitor product performance information as published on their respective websites.

XZERES Performance data independently verified in the Wind Turbine Generator System Power Performance Test Report for the XZERES 442SR Wind Turbine, February 2010 by the National Renewable Energy Lab. System improvements verified by field data have seen power production increases up to 20% in varying wind speeds. Competitors' total cost of energy has been calculated by XZERES based on product performance information gathered from competitors websites. Wind energy systems include the turbine, tower, inverter and controller. Tower cost normalized for all turbines at £ 6,000, unless tower is included in manufacturer pricing. Total cost of energy an IRR includes estimated installation costs of £12,000, which can vary significantly based on location. Includes annual maintenance costs of 0.5% for direct drive systems, 1.0% for active pitch and active yaw driven turbines without gearbox and 1.5% per for gearbox driven systems based on evidence that wind power systems utilizing a gear box – versus direct drive system – have higher maintenance costs. This analysis assumes energy usage is half of production. Bonus export is assumed on half of energy production and 12p energy cost savings on the remaining half.

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OTC Pink: XPWR UK Business Case: Based on current ( Dec 1, 2012) feed - in - tariff rate Compelling Investment Returns 32 Japan Business Case: New FIT Rate effective July 1, 2012 * FiT earnings and utility cost savings first year based on rated power output United Kingdom and Japan 10kW Value Propositions

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33 XZERES Positioning in Asia Region ( Vietnam , Thailand, Philippines, Islands ) XZERES Positioning : Example - XZERES 10kW would power 15 avg homes and 30 homes in remote villages Vietnam - Successful completion of pilot project – major project for island electrification (see slides on Vietnam efforts for more details). Thailand - First unit installed - XZERES 442SR now approved to use in Thailand . Philippines - relationships with Berkman , a large contractor servicing the energy industry; Marubeni, a large energy developer with connections to PNOC and National Power Corp; and relationships at DOE for support .

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34 Vietnam Project - XZERES’ Position Strategic Relationship with Service Provider (BK - ISDE) and Vietnamese Navy Successful pilot of 442SR – completed in June 2011 Letter of Intent for 100 systems for 250 island initial focus . Navy has largest funding budget Deployment could lead to more islands and telecom market EXIM - IM Bank has subsequently offered funding support for a larger project

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35 Vietnam Active Island Electrification Project underway for Spratly Islands Vietnam aggressively dominates possession/habitation 1000 of 3000 islands are targeted Targeted Uses Military bases Villages Desalinization plants Ice plants for fishing industry

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XZERES Target Application Examples Supplemental “power plants” in infrastructure - strained urban areas Remote telecom micro - grids Rural village electrification/micro - grids

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Competitive Advantage – Patented Technology Skystream’s intellectual property is protected by four active patents with several more pending. PATENT NO. DATE ISSUED APPLICATION TITLES BRIEF DESCRIPTION 7,420,288 9/2/2008 Stall Controller And Triggering Condition Control Features For A Wind Turbine This patent represents the operation and (nacelle) embodiment of Skystream grid - tied wind turbine technology. 7,573,146 8/11/2009 Stall Controller And Triggering Condition Control Features For A Wind Turbine This patent is the extension to the patent 7,420,288, where additional techniques specific to Skystream (grid - tied wind turbine) technology are presented after they were discovered during Skystream post - launch operation. 8,247,914 8/21/2012 Stall Controller And Triggering Condition Control Features For A Wind Turbine This patent represents an extension to the patents 7,420,288 and 7,573,146, where additional techniques specific to Skystream (grid - tied wind turbine) technology are presented after they were discovered during Skystream market operation. 8,018,081 9/13/2011 Wind Turbine And Method Of Manufacture This patent represents the implementation of Skystream grid - tied wind turbine technology. This patent was filed at the same time as the patent 7,420,288 as the mechanical implementation complement.

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OTC Pink: XPWR Skystream was a co - development project between Southwest Windpower and the U.S . Department of Energy’s National Renewable Energy Lab (NREL ). The product line is designed in accordance with the internationally accepted testing standards for small wind generators ( IEC - 6012 - 2). International and independent third - party testing verifies Skystream’s power, performance , safety, sound and quality of manufacturing process: Competitive Advantage - Product Certifications Underwriters Laboratories (UL) Certificate Compliance (Inverter) 1741 Certification: UL 1741 provides requirements to prevent electrical shock and fire safety hazards, working closely with guidelines from the Institute of Electrical and Electronic Engineers (IEEE). International Testing and Certification Services (ITACS) Certificate of Approval ( Austraila , New Zealand) Certification: Electrical and safety testing. Underwriters Laboratories (UL) certification to UL Standard 614 2 Safety for Small Wind Turbine Systems. Certification: The turbine complies to important safety standards and streamlines planning approval in any US states that require this certification. Germanischer Lloyd (GL) Statement of Compliance Certification: Verifies that the product has met the International Electrotechnical Commission (IEC) standards of safety, performance and acoustics.

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Competitive Advantage - Product Certifications

Hungary Certification (TUV Rheinland InterCert. Kft. Products) *Certification:* Checks and certifies the safety, performance, and quality of technical equipment including rain and dust testing.

Small Wind Certification Council (SWCC) is an independent organization that evaluates and issues certificates and consumer labels for performance and safety of small wind turbines in accordance to criteria set by the American Wind Energy Association (AWEA).

UK Microgeneration Certification Scheme (MCS) Certificate *Certification:* MCS tests are in accordance with the British Wind Energy Association (BWEA) small wind standard, based on the IEC standards and verifies tests conducted by GL. Certified products are eligible for feed-in tariffs in the UK.

Restrictive of Hazardous Substances (RoHS) Compliance *Compliance:* Follows regulations for EU compliance and restricts the use of seven hazardous materials in the fabrication of the product.

CE Declaration of Comformity *Compliance:* A mandatory mark for products on the market in the European Economic Area (EEA), ensures that the product conforms to essential requirements of the applicable EC directives.

International Organization for Standardization (ISO) 9001:2008 *Compliance:* Company-wide compliance with a quality management system; demonstrates that the product consistently meets customer and regulatory requirements.

Market Certifications in process: JET (Japan), CWET (India), CSA (Canada). ClassNk (Japan)

OTC Pink: XPWR
xzeres

“ Low power factor is expensive and inefficient. Low power factor also reduces your electrical system ’ s distribution capacity by increasing current flow and causing voltage drops . ” – U.S. Department of Energy 40 Power Factor Importance and Validation Utility prices are on the rise (5% - 10% annually ) Power use efficiency today will mean large savings today & tomorrow . Increasing power efficiency and reducing consumption will lower C02 emissions . Power Factor Correction technology is over 40 years old and well tested and proven; though it still remains an enormous under - served market . Recent technology advances now enable the deployment of power efficiency devices to provide economical solutions to reduce energy consumption and electricity costs . Power companies add demand charges that can be lowered . Source: Pacific Power Energy Charge 69.8 % Reactive Power Charge 0.4 % Basic Charge 4.3% Demand Charge 25.5% Significantly Reduce or Potential to Eliminate

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What are the Costs of Poor Power Quality & Low Efficiency ? Utility Equipment failures resulting in localized blackouts Up to $ 500 million in additional annual fuel consumption needed to make electricity* Up to 700,000 tons of additional annual CO2 Emissions* (480 million lbs of extra CO2 Emissions Daily) *NYSERDA, 2010 report for Con Ed Service area

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What is Reactive Power ? Excess, Unneeded Energy Stored in Electrical Equipment that is Sent in Reverse through an Electrical System and to the Utility Network Raises Currents Throughout Customer’s Premise and Utility System Causes Excess Thermal Losses Which Are Wasted Energy Amount of Reactive Power and System Efficiency is Represented by a value referred to as Power Factor (Power Factor of 1.0 is Optimal

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Power Factor Power Factor: ratio of power needed to do work to the power delivered by the utility Power Factor is the measure of how efficiently power is consumed Power Factor is measured as a % between 0 & 100%. Anything under 90.0% is a prime target Higher Power Factors signal an effective utilization of power A load with low Power Factor draws more current than a load with high Power Factor for the same amount of useful power , thus utilizing more electricity KVAR is used as a measurement to correct poor PF

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Energy Savings Resulting from Network Wide Power Factor Correction Reduce Transmission Losses by 8% Reduce Customer Premise Losses by 4% measured in kWh Reduce Customer Premise Energy Demand measured in kW NYSERDA report on at load PF Correction, 2010

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What do we gain by installing Power Factor Correction ? Improves Utility Power Factor. Even greater reduction of grid losses by reducing KVAR and KW Reduces Customer building losses and lowers the utility bill by about 4% Reduces thermal degradation of facility electrical devices and associated maintenance. Pays for itself

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